UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 6, 2019 (February 28, 2019)

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10801 N Mopac Expy Bldg 3 Austin, Texas	78759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12-b2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2019, National Western Life Group, Inc. (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2018. This filing included as Exhibit 10(p) the National Western Life Insurance Company Change in Control Agreement (“CIC Agreement”) dated February 28, 2019. The Exhibit which was included in the filing omitted separate copies of the CIC Agreement for the following additional officers of National Western Life Insurance Company, a wholly owned subsidiary of the Company:

•	Kitty K. Nelson - President and Chief Operating Officer

•	Patricia L. Scheuer - Senior Vice President, Chief Investment Officer

•	Rey Perez - Executive Vice President, Chief Legal Officer

•	R. Bruce Wallace - Senior Vice President, Chief Life Insurance Marketing Officer

•	Steven W. Mills - Senior Vice President, Chief Administrative Officer

•	Gregory J. Owen - Senior Vice President, Chief Information Officer

•	Charles D. Milos - Senior Vice President, Mortgage Loans and Real Estate

•	Carlos A. Martinez - Senior Vice President, Head of Foreign National Distribution

Attached to this Current Report on Form 8-K as exhibits are the CIC Agreement for each of the above identified individuals.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(q)	Change in Control Agreement Kitty K. Nelson

10(r)	Change in Control Agreement Patricia L. Scheuer

10(s)	Change in Control Agreement Rey Perez

10(t)	Change in Control Agreement R. Bruce Wallace

10(u)	Change in Control Agreement Steve W. Mills

10(v)	Change in Control Agreement Greg J. Owen

10(w)	Change in Control Agreement Charles D. Milos

10(x)	Change in Control Agreement Carlos A. Martinez

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: March 6, 2019	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer